Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Diversey Holdings, Ltd. for the fiscal quarter ended March 31, 2021 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Philip Wieland, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that, to my knowledge:
(1)the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)) as amended; and

(2)the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Diversey Holdings, Ltd.

Date:	May 14, 2021
/s/ PHILIP WIELAND Philip Wieland Chief Executive Officer